                                 Exhibit 99(b)

                        Pro Forma Financial Information

       PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                         The
                                                                      Equipment                      Pro Forma
                                                                       Leasing       Pro Forma       Condensed
                                                      The Company      Company      Adjustments     Consolidated
                                                      -----------     ---------     -----------     ------------
Interest and fee income                                  $26,569       $2,770         $  44(3)         $29,383
Interest expense                                          15,335        1,035             0             16,370
                                                         -------       ------         -----            -------
Net interest income                                       11,234        1,735            44             13,013
Provision for  possible loan and lease losses                625          363             0                988
                                                         -------       ------         -----            -------
Net interest income after provision for possible
  loan and lease losses                                   10,609        1,372            44             12,025
Other income                                               2,265          723             0              2,988
Other expense                                             12,071        1,293           212(2)          13,576
                                                         -------       ------         -----            -------
Income before income taxes                                   803          802          (168)             1,437
Tax expense (benefit)                                     (1,868)         310           (13)(4)         (1,571)
                                                         -------       ------         -----            -------
Net income                                               $ 2,671       $  492         $(155)           $ 3,008
                                                         -------       ------         -----            -------
                                                         -------       ------         -----            -------
Earnings per share                                       $   .79       $ 9.46                          $   .89
Average shares outstanding                             3,385,727       52,000                        3,385,727

       PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                         The
                                                                      Equipment                      Pro Forma
                                                                       Leasing       Pro Forma       Condensed
                                                      The Company      Company      Adjustments     Consolidated
                                                      -----------     ---------     -----------     ------------
Interest and fee income                                  $20,229       $2,491         $  33(3)         $22,753
Interest expense                                          10,633          803             0             11,436
                                                         -------       ------         -----            -------
  Net interest income                                      9,596        1,688            33             11,317
Provision for possible loan and lease losses                 500          192             0                692
                                                         -------       ------         -----            -------
Net interest income after provision for possible
  loan and lease losses                                    9,096        1,496            33             10,625
Other income                                               3,367          488             0              3,855
Other expense                                             11,589        1,246           159(2)          12,994
                                                         -------       ------         -----            -------
  Income before income taxes                                 874          738          (126)             1,486
Tax expense                                                  322          284            13                619
                                                         -------       ------         -----            -------
  Net income                                             $   552       $  454         $(139)           $   867
                                                         -------       ------         -----            -------
                                                         -------       ------         -----            -------
Earnings per share                                       $   .14       $ 8.73                          $   .22
Average shares outstanding                             3,856,474       52,000                        3,856,474

  PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                              SEPTEMBER 30, 1996

                                                                         The
                                                                      Equipment                      Pro Forma
                                                                       Leasing       Pro Forma       Condensed
                                                      The Company      Company      Adjustments     Consolidated
                                                      -----------     ---------     -----------     ------------
ASSETS
Investment securities available for sale               $  3,422        $     0        $     0         $  3,422
Investment securities held to maturity                    2,785              0              0            2,785
Mortgage-backed securities available for sale            52,828              0              0           52,828
Mortgage-backed securities held to maturity              48,939              0              0           48,939
Net loans and leases                                    229,342         20,025              0          249,367
Loans and leases held for sale                              637              0              0              637
Real estate owned, net                                    2,247              0              0            2,247
Other assets                                             26,971            184         (3,711)(1)       23,444
                                                       --------        -------        -------         --------
  Total assets                                         $367,171        $20,209        $(3,711)        $383,669
                                                       --------        -------        -------         --------
                                                       --------        -------        -------         --------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Deposits                                               $290,076        $     0        $     0         $290,076
Borrowings                                               51,862        $13,725              0           65,587
Other liabilities                                         6,546          2,773              0            9,319
                                                       --------        -------        -------         --------
  Total liabilities                                     348,484         16,498              0          364,982
                                                       --------        -------        -------         --------
Stockholders' equity:                                    18,687          3,711         (3,711)(1)       18,687
                                                       --------        -------        -------         --------
Total liabilities and stockholders' equity             $367,171        $20,209        $(3,711)        $383,669
                                                       --------        -------        -------         --------
                                                       --------        -------        -------         --------

NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(1) Reflects payment of $6,600 for the acquisition of The Equipment Leasing Company ("ELC"), recording of goodwill of $2,889 and elimination of ELC's equity.

(2)  Amortization of goodwill over 15 years.

(3)  Accretion of purchase accounting adjustment re: net lease carrying value.

(4)  Record tax expense (benefit) related to purchase accounting adjustments.